LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 8, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE CORE FUND,

EACH DATED MAY 1, 2015

Effective on or about August 1, 2015, the following language is added to the end of the sections of the Summary Prospectus and Prospectus titled “Principal investment strategies”:

The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by Permal Asset Management LLC (“Permal”), the fund’s subadviser. The fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by Permal to be an alternative investment.

Effective on or about August 1, 2015, the following language is added to the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Derivatives and hedging techniques”:

The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by Permal. The total return swap, and fees and expenses relating to the swap (including administrative and other fees charged by the counterparty and management and/or performance fees associated with the index), typically would be based on a notional amount. The fund would not bear any fees or expenses relating to a total return swap directly; instead, those fees and expenses will reduce the return that the fund earns from investing in the total return swap. The fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by Permal to be an alternative investment. In addition, the fund may not invest more than 10% of its total assets in the notional value of swaps based on hedge fund strategies.

Effective on or about August 1, 2015, the following language is added to the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – More on risks of investing in the fund and the underlying funds”:

Total return swap risk. The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by Permal. The fund’s investment in the swap is subject to leverage risk because the notional amount of the swap and/or the aggregate notional allocations to the third-party investment managers included in the basket may exceed the fund’s net assets. The fund’s returns are reduced or its losses increased by the costs associated with the swap, which are the fees deducted by the counterparty in the calculation of the basket. The costs associated with the swap, which may be significant, will vary depending on the notional allocations to the third-party investment managers included in the basket and the performance of the third-party investment managers’ trading strategies and are separate from and in addition to the fund’s operating expenses shown in the “Annual fund operating expenses” table. In addition, there is the risk that the swap may be terminated by the fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the fund may be unable to implement its investment strategies or to achieve its investment objective.

Effective on or about August 1, 2015, the following language is added as the next-to-last paragraph of the section of the Statement of Additional Information titled “Investment Objective and Management Policies”:

The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by Permal. The fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by Permal to be an alternative investment. In addition, the fund may not invest more than 10% of its total assets in the notional value of swaps based on hedge fund strategies.

Effective on or about August 1, 2015, the following language is added as the last paragraph of the section of the Statement of Additional Information titled “Investment Practices and Risk Factors – Derivative Transactions”:

Total return swaps. The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by Permal. The fund’s investment in the swap is subject to leverage risk because the notional amount of the swap and/or the aggregate notional allocations to the third-party investment managers included in the basket may exceed the fund’s net assets. The fund’s returns are reduced or its losses increased by the costs associated with the swap, which are the fees deducted by the counterparty in the calculation of the basket. The costs associated with the swap, which may be significant, will vary depending on the notional allocations to the third-party investment managers included in the basket and the performance of the third-party investment managers’ trading strategies and are separate from and in addition to the fund’s operating expenses shown in the “Annual fund operating expenses” table in the fund’s Prospectus. In addition, there is the risk that the swap may be terminated by the fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the fund may be unable to implement its investment strategies or to achieve its investment objective.

Please retain this supplement for future reference.

PRML117701

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